Forward-Looking Statement

EXHIBIT 99
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of
1995.  When used herein, the words  “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
      •  adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets  as well as competition for certain rate-based transmission projects,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last page in this presentation (Page A)
includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Our 2012 earnings guidance is influenced by a
decline in energy prices and increased investment
at PSE&G
2012 Operating Earnings Forecast
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.  E=Estimate.
$2.25 to $2.50E
$2.74

2011 Operating Earnings* 2012 Guidance

PSEG 2012 Operating Earnings Guidance
- By Subsidiary
$ millions (except EPS) 2012E 2011
PSEG Power $575 – $665 $ 845
PSE&G $530 – $560 $ 521
PSEG Energy Holdings/Parent $35 – $45   $ 23
Operating Earnings* $1,140 – $1,270 $ 1,389
Earnings per Share
$ 2.25 – $ 2.50 $2.74
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,173 MW
Owned Capacity:  1,173 MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling
Fall 2013
Operated by PSEG Nuclear
PSEG Ownership:  57%,
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,326 MW
Owned Capacity: 1,336 MW
License Expiration: 2036 and 2040
License renewal approved
June 2011
Next Refueling
Unit 1 -- Spring 2013
Unit 2 -- Fall 2012
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,247 MW
Owned Capacity: 1,123 MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – Fall 2012
Unit 3 – Fall 2013
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet is a critical element of
Power’s success

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Page A
Attachment 10
2012 2011 2011 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 5 $            27 $        50 $          46 $        9 $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 52 4 107 (1) (11)
Lease Related Activity (PSEG Energy Holdings) 4 - (173) - 29
Market Transition Charge Refund (PSE&G) - - - (72) -
Gain on Sale of Qwest Building (Energy Holdings) - - 34 - -
Total Pro-forma adjustments 61 $           31 $        18 $          (27) $       27 $
Fully Diluted Average Shares Outstanding (in Millions) 507 507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 $        0.05 $     0.10 $       0.09 $     0.02 $
Gain (Loss) on MTM
(a)
(PSEG Power) 0.10 0.01 0.21 - (0.02)
Lease Related Activity (PSEG Energy Holdings) 0.01 - (0.34) - 0.05
Market Transition Charge Refund (PSE&G) - - - (0.14) -
Gain on Sale of Qwest Building (Energy Holdings) - - 0.06 - -
Total Pro-forma adjustments 0.12 $        0.06 $     0.03 $       (0.05) $    0.05 $
(a) Includes the financial impact from positions with forward delivery months.
For the Three Months Ended For the Year Ended
March 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Unaudited)
Pro-forma Adjustments, net of tax December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings